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                                                                    EXHIBIT 23.2

                       CONSENT OF INDEPENDENT ACCOUNTANTS

     We consent to the incorporation by reference in this Registration Statement
on Form S-4 No. 333-     of our report dated March 25, 1998 on our audit of the
financial statements of Omnitel Sistemi Radiocellulari Italiani S.p.A. and our report dated March 25, 1998 on our audit of the financial statements of Omnitel Pronto Italia S.p.A. We also consent to the reference to our firm under the caption "Experts".

                                          COOPERS & LYBRAND S.p.A.

Milan, Italy.
April 10, 1998